                                                                    EXHIBIT 10.7


                              ACCRUE SOFTWARE, INC.

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

      This Settlement Agreement and Mutual Release ("Agreement") is made by and between Accrue Software, Inc., a Delaware corporation (the "Company"), and Simon P. Roy ("Employee").

      WHEREAS, Employee is employed by the Company; and

      WHEREAS, the Company and Employee have mutually agreed to terminate the existing employment relationship and to release each other from any claims arising from or related to the employment relationship.

      NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as the "Parties") hereby agree as follows:

      1. RESIGNATION; CONTINUATION OF EMPLOYMENT.

            (a) Employee and the Company agree to the following terms with respect to continuation of Employee's employment by the Company:

                  (i) that Employee shall continue to work as President and Chief Executive Officer of the Company and shall remain a Director of the Company until the earlier of the Termination Date (as defined below) or the date he is requested to resign by the Company's Board of Directors, at which time Employee agrees to resign each such position.

                  (ii) that Employee shall continue to work as a full-time employee of the Company until the later of April 1, 1998 or such period of time thereafter as requested by the Company's Board of Directors, but not later than June 1, 1998 (the "Employment Dates"), provided, however, that the Company may terminate Employee's employment earlier than the Employment Dates as provided in
Section 2 hereof. The date on which Employee's employment relationship with the Company terminates shall be the "Termination Date";

                  (iii) that until the Termination Date Employee shall be entitled to receive his current base salary (less applicable withholding), plus accrual of vacation, in accordance with the Company's regular payroll practices; and

                  (iv) that as a condition to Employee's continued employment with the Company, Employee agrees to devote his full-time and business attention to the Company.

      2. SEVERANCE PAYMENT. In consideration for the release of claims set forth below and other obligations under this Agreement, the Company agrees to pay Employee a lump sum severance payment of $112,500 (less applicable tax withholding) within thirty (30) days of the Termination Date; provided, however, in the event the Company terminates Employee's employment for Cause (as defined below) or Employee voluntarily terminates his employment prior to the applicable Employment Date, then Employee shall be entitled only to a lump sum severance payment of $75,000. "Cause" for purposes of this Agreement shall mean Employee's failure to devote his full-time and business attention to the Company, Employee's breach of this Agreement, the Confidentiality Agreement, or the Company's employee policies which continues uncured for ten (10) days following notice thereof, Employee being convicted of a felony, or committing an act of dishonesty, fraud or intentional illegal conduct against the Company, Employee's misappropriation of Company property, or Employee's commencement of employment with another employer while he is an employee of the Company. As additional consideration for the release of claims set forth below and other obligations under this Agreement, the Company hereby transfer to Employee all right, title and interest in and to the notebook computer designated to Employee as of the date of this Agreement.

      3.    EMPLOYEE BENEFITS.

            (a) Employee shall continue to receive the Company's medical insurance benefits at Company expense until the Termination Date, which date shall be the "qualifying event" date under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"). Following such date, Employee shall have the right to continue coverage under the Company's medical insurance programs as provided by COBRA. Such continued coverage shall be provided at the Company's expense until the earlier of twelve months following the Termination Date or the date on which Employee commences full or part-time employment with a new employer which provides comparable medical insurance benefits.

            (b) Except as otherwise provided above, Employee shall not be entitled to participate in any of the Company's benefit plans or programs offered to employees or officers of the Company, including, but not limited to, any accrual of vacation, after the Termination Date.

      4. STOCK OPTIONS. Under the terms of the Stock Option Agreements issued to Employee over the course of his employment with the Company, Employee was granted options to purchase 250,000 (the "September 1996 Option") and 168,847 (the "June 1997 Option") shares of the Company's Common Stock under the Company's 1996 Stock Plan (collectively, the "Options" or "Stock Option Agreements"). The Parties acknowledge and agree that as of December 1, 1997, the September 1996 Option had vested as to 93,750 shares, of which 67,708 shares were exercised effective as of June 27, 1997, and the June 1997 Option had vested as to 21,106 shares, of which no shares were exercised. In consideration for the release of claims set forth below and other obligations under this Agreement, the Parties agree that, the Options shall continue to vest at the rate and under the terms set forth in the Stock Option Agreements until the Termination Date. The Parties further agree that on the Termination Date, the Options shall vest with respect to the number of shares under each Option that would have vested on the date nine (9) months after the Termination Date if Employee's employment had continued with the Company through the date nine (9) months after the Termination Date; provided, however, in the event the Company terminates Employee's employment for Cause or Employee voluntarily terminates his employment prior to the applicable Employment Date, then the Options shall vest only with respect to the number of shares under each Option that would have vested on the date that is six (6) months after the Termination Date if Employee's employment had continued with the Company through the date six (6) months after the Termination Date. Employee acknowledges and agrees that if the Options are not exercised within thirty (30) days of the Termination Date, they will terminate. Employee further acknowledges and agrees that except as set forth in this Section 4, Employee shall not be entitled to acceleration of vesting under the Options, including acceleration of vesting upon change of control as set forth in the Stock Option Agreements. Employee further acknowledges and agrees that he shall remain bound by all other terms of the Stock Option Agreements.

      5. LOAN. The Company agrees that within thirty (30) days after the Termination Date, or such earlier date on which Employee notifies the Company of his desire to draw down the Loan, the Company will loan Employee an amount equal to the aggregate exercise price of the then vested and unexercised shares under the Options for the sole purpose of permitting Employee to purchase such shares (the "Loan" and "Loan Amount"), or in the event the loan is drawn down prior to thirty (30) days after the Termination Date, the Loan will be based on the aggregate exercise price of the number of shares Employee would vest if Employee remains a full-time employee through June 1, 1998 (such unvested but exercised shares will remain subject to the Company's repurchase option in accordance with the Option Agreement between Employee and the Company). The Company's obligation to make the Loan will be subject to the execution by Employee of a Loan and Security Agreement which shall provide that interest under the Loan shall accrue at the minimum applicable federal rate (as of the date of the Loan) per year, compounded semi-annually, and all outstanding principal and interest under the Loan shall be due and payable in full on the earlier of (i) four (4) years from the Termination Date, (ii) eighteen (18) months following the Company's initial public offering of its Common Stock, or (iii) upon the sale of any shares of the Company's Common Stock held by Employee. The Loan shall be full recourse and secured by the shares of the Company's Common Stock purchased by Employee upon exercise of the Options.

      6. NO OTHER PAYMENTS DUE. The Company agrees that it will continue to pay to Employee the salary described in Section 1(a)(iii) through the Termination Date in accordance with the Company's normal payroll practices, and that the Company will pay to Employee on or before the Termination Date all salary and accrued vacation as may then be due to Employee. Employee will execute an acknowledgment of receipt of all such payments as received and an acknowledgment that, in light of the payment by the Company of all wages due, or to become due to Employee, California Labor Code Section 206.5 is not applicable to the Parties hereto. That section provides in pertinent part as follows:

            No employer shall require the execution of any release of any claim or right on account of wages due, or to become due, or made as an advance on wages to be earned, unless payment of such wages has been made.

      7. RELEASE OF CLAIMS. In consideration for the obligations of both parties set forth in this Agreement, Employee and the Company, on behalf of themselves, and their respective heirs, executors, officers, directors, employees, investors, stockholders, administrators and assigns, hereby fully and forever release each other and their respective heirs, executors, officers, directors, employees, investors, stockholders, administrators and assigns, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the date of this Agreement including, without limitation:

            (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

            (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company;

            (c) any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; negligence; and defamation;

            (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, and the California Fair Employment and Housing Act;

            (e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

            (f) any and all claims for attorneys' fees and costs.

      The Company and Employee agree that the release set forth in this Section 7 shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred or specified under this Agreement.

      8. CIVIL CODE SECTION 1542. The Parties represent that they are not aware of any claim by either of them other than the claims that are released by this Agreement. Employee and the Company acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code
Section 1542, which provides as follows:

      A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

      Employee and the Company, being aware of said Code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

      9. NONDISCLOSURE OF CONFIDENTIAL AND PROPRIETARY INFORMATION. Employee understands and agrees that his obligations to the Company under his existing Proprietary

Information and Inventions Assignment and Confidentiality Agreement between Employee and the Company (the "Confidentiality Agreement"), a copy of which is attached hereto as Exhibit A, shall continue through the Termination Date and shall survive termination of his relationship with the Company under this Agreement and that Employee shall continue to maintain the confidentiality of all confidential and proprietary information of the Company as provided by the Confidentiality Agreement. Employee agrees that at all times hereafter, he shall not intentionally divulge, furnish or make available to any party any of the trade secrets, patents, patent applications, price decisions or determinations, inventions, customers, proprietary information or other intellectual property of the Company, until after such time as such information has become publicly known otherwise than by act of collusion of Employee. Employee further agrees that he will return all the Company's property and confidential and proprietary information in his possession to the Company within five (5) days from the Termination Date.

      10. NONCOMPETITION AND NONSOLICITATION. Employee agrees that through the Termination Date, Employee shall not, without the prior written consent of the Company, at any time, directly or indirectly, whether or not for compensation, engage in, or have any interest in any person, firm, corporation or business (whether as an employee, officer, director, agent, security holder, creditor, consultant, partner or otherwise) that engages in any activity that is in direct competition with the Company. Employee further agrees that for a period of one year after the Termination Date, Employee shall not induce or attempt to induce any employee of the Company to leave the employ of the Company or solicit the business of any client or customer of the Company (other than on behalf of the Company) existing as of the Termination Date in a manner competitive with the Company.

      The Parties intend that the covenant contained in the preceding paragraph shall be construed as a series of separate covenants, one for each county or other geographic or political subdivision of each jurisdiction in which the Company conducts business. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this paragraph, then the unenforceable covenant shall be deemed eliminated from the provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

      11. NON-DISPARAGEMENT. Each Party agrees to refrain from any disparagement, defamation, slander of the other, or tortious interference with the contracts and relationships of the other.

      12. TAX CONSEQUENCES. The Company makes no representations or warranties with respect to the tax consequences of the payment of any sums to Employee under the terms of this Agreement. Employee agrees and understands that he is responsible for payment, if any, of local, state and/or federal taxes on the sums paid or the indebtedness canceled hereunder by the Company and any penalties or assessments thereon. Employee further agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of Employee's failure to pay federal or state taxes or damages sustained by the Company by reason of any such claims, including reasonable attorneys' fees.

      13. NO ADMISSION OF LIABILITY. The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either Party of any fault or liability whatsoever to the other Party or to any third party.

      14. COSTS. The Parties shall each bear their own costs, expert fees, attorneys' fees and other fees incurred in connection with this Agreement, except that the Company will pay up to $2,500 of Employee's legal fees in connection with the negotiation and execution of this Agreement.

      15. AUTHORITY. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement, including without limitation the Roy Family Trust U/A DTD 10/16/96 and Julia W. Roy. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

      16. NO REPRESENTATIONS. Each Party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither Party has relied upon any representations or statements made by the other Party hereto which are not specifically set forth in this Agreement.

      17. SEVERABILITY. In the event that any provision hereof becomes or is declared by a court or other tribunal of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

      18. ARBITRATION. The Parties shall attempt to settle all disputes arising in connection with this Agreement through good faith consultation. In the event no agreement can be reached on such dispute within fifteen (15) days after notification in writing by either Party to the other concerning such dispute, the dispute shall be settled by binding arbitration to be conducted in Santa Clara County before the American Arbitration Association under its California Employment Dispute Resolution Rules, or by a judge to be mutually agreed upon. The arbitration decision shall be final, conclusive and binding on both Parties and any arbitration award or decision may be entered in any court having jurisdiction. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties further agree that the prevailing Party in any such proceeding shall be awarded reasonable attorneys' fees and costs. This Section 18 shall not apply to the Confidentiality Agreement. The Parties hereby waive any rights they may have to trial by jury in regard to arbitrable claims.

      19. ENTIRE AGREEMENT. This Agreement, and the exhibit hereto, represent the entire agreement and understanding between the Company and Employee concerning Employee's separation from the Company, and supersede and replace any and all prior agreements and understandings concerning Employee's relationship with the Company and his compensation by the Company, including the Letter Agreement between Employee and the Company dated May 18, 1996, other than the Stock Option Agreements described in Section 4 (and all exhibits thereto), the Exercise Notice and Investment Representation Statement each dated June 27, 1997 under the September 1996 Option, the Confidentiality Agreement described in Section 10, and the Indemnification Agreement between the Company and Employee dated
____.

      20. NO ORAL MODIFICATION. This Agreement may only be amended in writing signed by Employee and the Company.

      21. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California, without regard to its conflicts of law provisions.

      22. EFFECTIVE DATE. This Agreement is effective seven days after it has been signed by both Parties and such date is referred to herein as the "Effective Date."

      23. COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

      24. ASSIGNMENT. This Agreement may not be assigned by Employee or the Company without the prior written consent of the other party. Notwithstanding the foregoing, this Agreement may be assigned by the Company (including an assignment by operation of law) to a purchaser of all or substantially all of the Company's assets, or to a successor corporation in connection with a merger or similar transaction in which the Company's stockholders immediately prior to such merger or similar transaction represent less than 50% of the voting power of the successor corporation.

      25. VOLUNTARY EXECUTION OF AGREEMENT. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

            (a)   they have read this Agreement;

            (b) they have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

            (c) and they understand the terms and consequences of this Agreement and of the releases it contains;

            (d) they are fully aware of the legal and binding effect of this Agreement.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Parties have executed this Agreement and Mutual Release on the respective dates set forth below.

                                          ACCRUE SOFTWARE, INC.


Dated as of March __, 1998                By:    /s/ James L. Patterson
                                                 -------------------------------
                                          Title: President and Chief
                                                 Executive Officer


                                          SIMON P. ROY, AN INDIVIDUAL

Dated as of March 3, 1998                 /s/ Simon P. Roy
                                          --------------------------------------

                                    EXHIBIT A

                            CONFIDENTIALITY AGREEMENT

                               AMENDMENT NO. 1 TO

                              ACCRUE SOFTWARE, INC.

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

      This Amendment No. 1 to Settlement Agreement and Mutual Release ("Amendment") is made by and between Accrue Software, Inc., a Delaware corporation (the "Company"), and Simon P. Roy ("Employee") and amends the Settlement Agreement and Mutual Release dated March 3, 1998 (the "Agreement") entered into between the Company and Employee.

      WHEREAS, the Company and Employee wish to extend the period of time during which Employee will remain employed by the Company; and

      WHEREAS, the Company and Employee wish to modify certain additional terms of the Agreement as set forth in this Amendment.

      NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as the "Parties") hereby agree as follows:

      1. RESIGNATION; CONTINUATION OF EMPLOYMENT. Section 1 of the Agreement shall be modified to read in its entirety as follows:

            "(a) Employee and the Company agree to the following terms with respect to continuation of Employee's employment by the Company:

                  (i) that Employee hereby resigns as President and Chief Executive Officer of the Company, and as a Director of the Company, effective at end of business May 1, 1998;

                  (ii) that Employee shall continue to work as a part-time employee of the Company until July 1, 1998, and shall make himself available to the Company as reasonably requested by the Company (the "Termination Date") and;

                  (iii) that until the Termination Date Employee shall be entitled to receive his current base salary (less applicable withholding), plus accrual of vacation, in accordance with the Company's regular payroll practices."

      2. SEVERANCE PAYMENT. The first and second sentences of Section 2 of the Agreement shall be modified to read in their entirety as follows: "In consideration for the release of claims set forth below and other obligations under this Agreement, the Company agrees to pay Employee a lump sum severance payment of $87,500 (less applicable tax withholding) within thirty (30) days of May 1, 1998."

      3. STOCK OPTIONS. The fourth sentence of Section 4 of the Agreement shall be modified to read in its entirety as follows: "The Parties further agree that on the Termination Date, the Options shall vest with respect to the number of shares under each Option that would have vested on the date seven (7) months after the Termination Date if Employee's employment had continued with the Company through the date seven (7) months after the Termination Date." In addition, Employee acknowledges and agrees that if the Options are not exercised within thirty (30) days of the Termination Date, they will terminate. Employee further acknowledges and agrees that except as set forth in this Section 3, Employee shall not be entitled to acceleration of vesting under the Options, including acceleration of vesting upon change of control as set forth in the Stock Option Agreements. Employee further acknowledges and agrees that he shall remain bound by all other terms of the Stock Option Agreements.

      4. NO MODIFICATION. Except as amended by this Amendment, all terms of the Agreement shall remain in full force and effect and are herein incorporated by reference.

      5. VOLUNTARY EXECUTION OF AMENDMENT. This Amendment is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

            (a) they have read this Amendment;

            (b) they have been represented in the preparation, negotiation, and execution of this Amendment by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

            (c) they understand the terms and consequences of this Amendment and its effect on the Agreement; and

            (d) they are fully aware of the legal and binding effect of this Amendment.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to the Agreement and Mutual Release dated March 3, 1998 on the respective dates set forth below.

                                          ACCRUE SOFTWARE, INC.


Dated as of April __, 1998                By:    /s/ James L. Patterson
                                                 -------------------------------
                                          Title: President and Chief
                                                 Executive Officer

                                          SIMON P. ROY, AN INDIVIDUAL


Dated as of April 29, 1998                /s/ Simon P. Roy
                                          --------------------------------------

                          PLEDGE AND SECURITY AGREEMENT


     This Pledge and Security Agreement (the "Agreement") is entered into this 29th day of July, 1998 by and between Accrue Software, Inc., a Delaware corporation (the "Company") and Simon P. Roy ("Purchaser").

                                    RECITALS

     In connection with Purchaser's exercise of options to purchase certain shares of the Company's Common Stock (the "Shares") pursuant to Option Agreements dated September 9, 1996 and June 27, 1997 between Purchaser and the Company, Purchaser is delivering a promissory note of even date herewith (the "Note") in full or partial payment of the exercise price for the Shares. The company requires that the Note be secured by a pledge of the Shares or the terms set forth below.

                                    AGREEMENT

     In consideration of the Company's acceptance of the Note as full or partial payment of the exercise price of the Shares, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Note shall become payable on the earlier of (i) July 1, 2002, (ii) twelve (12) months following the date of the Company's initial public offering of its Common Stock, or (iii) upon the sale of any shares of the Company's Common Stock held by the undersigned, unless otherwise agreed in writing by the Company.

     2. Purchaser shall deliver to the Secretary of the Company, or his or her designee (hereinafter referred to as the "Pledge Holder"), all certificates representing the Shares, together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Agreement. In addition, if Purchaser is married, Purchaser's spouse shall execute the signature page attached to this Agreement, which shall be binding on Purchaser's spouse to the same extent as Purchaser.

     3. As security for the payment of the Note and any renewal, extension or modification of the Note, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares (sometimes referred to herein as the "Collateral").

     4. In the event that Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note for the purpose of commencing the holding period set forth in Rule 144(d) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     5. In the event of any foreclosure of the security interest created by this Agreement, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of such Shares by the Company, or by any person to whom the Company may have assigned its rights under this Agreement, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the Fair Market Value of the Shares reduced by any limitation on transferability, whether due to the size of the block of shares or the restrictions of applicable securities laws.

     6. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

          (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement and the Note, including, without limitation, reasonable attorney's fees and legal expenses incurred by the Company.

          (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Purchaser's Note.

          (c)  Any remaining proceeds shall be delivered to Purchaser.

     7. Upon full payment by Purchaser of all amounts due under the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations under this Agreement.

     The parties have executed this Pledge and Security Agreement as of the date first set forth above.

                                       COMPANY:

                                       Accrue Software, Inc.


                                       By: /s/ Rick Kreysar
                                           ---------------------------
                                       Name: Rick Kreysar
                                            --------------------------
                                            (print)
                                       Title: CEO
                                             -------------------------

                                       Address: 1275 Orleans Drive
                                                Sunnyvale, CA 94089

                                       PURCHASER:

                                       Simon Roy

                                       /s/ Simon Roy
                                           ---------------------------
                                           (Signature)

                                           Simon Roy
                                           ---------------------------
                                          (Print Name)

                                       Address:

                                           ---------------------------

                                           ---------------------------

                                       ACCEPTED AND AGREED:

                                       Spouse of Simon Roy

                                       /s/ Julia Roy
                                           ---------------------------
                                           (Signature)

                                           Julia Roy
                                           ---------------------------
                                           (Print Name)

                                       Address (if different than Purchaser):

                                           ---------------------------

                                           ---------------------------

                                  ATTACHMENT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned ("Purchaser") and Accrue Software, Inc., dated July 29, 1998, (the "Agreement"), Purchaser hereby sells, assigns and transfers unto _______________________________ (________) shares of the Common Stock of
Accrue Software, Inc., standing in Purchaser's name on the books of said corporation represented by Certificate No. ___ herewith and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated: ____________

                                       Signature:


                                       /s/ Simon P. Roy
                                           ---------------------------
                                           Simon P. Roy

                                       /s/ Julia Roy
                                           ---------------------------
                                           Spouse of (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to perfect the security interest of the Company pursuant to the Agreement.

                                 PROMISSORY NOTE


$20,488.43                                               ___________, California
                                                                   July 29, 1998


     For value received, the undersigned promise to pay Accrue Software, Inc., a Delaware corporation (the "Company"), at its principal office the principal sum of $20,488.43 with interest from the date hereof at a rate of 6.00% per annum, compounded semiannually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on the earlier of (i) July 1, 2002, (ii) twelve (12) months following the date of the Company's initial public offering of its Common Stock, or (iii) upon the sale of any shares of the Company's Common Stock held by the undersigned, unless otherwise agreed in writing by the Company.

     Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT PREMIUM OR PENALTY.

     Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest and notice of nonpayment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.

                                       /s/ Simon P. Roy
                                           ---------------------------
                                           Simon P. Roy


                                       /s/ Julia W. Roy
                                           ---------------------------
                                           Julia W. Roy